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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  August 23, 1999






                      INTERNATIONAL CAPITAL FUNDING, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


                          Commission File No. 0-23391


     Colorado                                     84-1434313
------------------------                     ---------------------
State or other jurisdiction of               (I.R.S. Employer
incorporation or organization                Identification Number)


          7345 East Peak View, Englewood, Colorado          80111
           --------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code (303) 689-9601



          -----------------------------------------------------------
          Former name or former address, if changed since last report
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ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------    ---------------------------------------------

     (a) On August 23, 1999, the client-auditor relationship between the Company and its principal accountants, Kish, Leake & Associates, P.C., ceased. The resignation of Kish, Leake & Associates, P.C. was effective August 23, 1999. The reports of Kish, Leake & Associates, P.C. related to the consolidated financial statements of the Company for the fiscal years ended September 30, 1998, 1997 and 1996 contain a going concern qualification. With the exception of the foregoing, the reports of Kish, Leake & Associates, P.C. related to the consolidated financial statements of the Company for the fiscal year ended September 30, 1998, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended September 30, 1998, 1997 and 1996, there were no disagreements with Kish, Leake & Associates, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused Kish, Leake & Associates, P.C. to make reference to the matter in their report.

          The Company has requested that Kish, Leake & Associates, P.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated August 23, 1999 is filed as Exhibit 18.0 to this Form 8-K.

ITEM 7: EXHIBITS
----------------

Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Kish, Leake & Associates, P.C., former accountants to the Company.


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                                  SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERNATIONAL CAPITAL FUNDING, INC.


Date:  August 26, 1999             By:  /s/  Peter Shandro
                                        -----------------------------------
                                        Peter Shandro, CEO, President,
                                        Director


                                   By:  /s/ Simon Anderson
                                        -----------------------------------
                                        Simon Anderson, CFO, Director

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                        KISH, LEAKE & ASSOCIATES, P.C.
                         Certified Public Accountants
                      7901 E. Belleview Avenue, Suite 220
                          Englewood, Colorado  80111
                             (303) 779-5006 (tel)
                             (303) 779-5724 (fax)



August 23, 1999



Board of Directors
International Capital Funding, Inc.
3140 S. Peoria St., Suite K-230
Aurora, CO  80014

We would like to inform you that as of August 23, 1999, we resign as the auditors of International Capital Funding, Inc. and that there are no disagreements regarding the application of accounting principles or financial statement presentation maters with you in connection with our examination of the September 30, 1998 financial statements.

An 8-K will need to be prepared and reviewed by us with the information necessary under Item 4.

Sincerely,


J.D. Kish CPA, MBA
Kish, Leake & Associates, P.C.